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                                    FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): May 19 , 2003


                                 BioSecure Corp.
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             (Exact name of registrant as specified in its charter.)


                                     Nevada
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                    (State of incorporation or organization)


       0-18064                                             95-3768671
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(Commission File Number)                    (I.R.S. Employee Identification No.)


             24 Corporate Plaza, Suite 100 Newport Beach, California
             -------------------------------------------------------
                    (Address of principal executive offices)

                                      92660
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                                   (Zip Code)

Registrant's telephone number, including area code: (949)717-0630


                                       N/A
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          (Former name or former address, if changed since last report)


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Item 1.  Changes in Control of Registrant
         --------------------------------

                  N/A

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

                  N/A

Item 3.  Bankruptcy or Receivership
         --------------------------

                  N/A

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         On or about October 17, 2002, the firm of McKennon, Wilson & Morgan LLP notified us of their intentions to resign as independent auditors. Effective April 21, 2003, the firm of McKennon, Wilson & Morgan LLP was released as independent auditors of BioSecure Corp. (the "Company"). The accounting firm of Davis Accounting Group P.C. was engaged by the Company to serve as the principal accountants to audit the Company's financial statements.

         The audit reports of McKennon, Wilson & Morgan LLP for either of the the years ended March 31, 2000 and 2001 did not contain an adverse opinion nor a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. However, the audit reports of McKennon, Wilson & Morgan LLP for were qualified or modified as to uncertainty as follows:

         "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred operating losses, and it has excess current liabilities over current assets, as well as a shareholders' deficit. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended March 31, 2000 and 2001, and in the subsequent periods preceding the release of McKennon, Wilson & Morgan LLP, there were no disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McKennon, Wilson & Morgan, would have caused McKennon, Wilson & Morgan to make references to such matters in their reports.


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         The Company has requested McKennon, Wilson & Morgan to furnish a letter addressed to the Securities and Exchange Commission whether it agrees with the statements set forth above in this Item 4. A copy of such letter, dated February 6, 2003, is filed herewith as Exhibit 16.1.;and,


Item 5.  Other Events
         ------------

                  N/A

Item 6.  Resignation of Registrant's Directors
         -------------------------------------
                  N/A

Item 7.  Financial Statements and Exhibits
         ---------------------------------

                  N/A

Item 8.  Change in Registrant's Fiscal Year
         ----------------------------------

                  N/A

Item 9.  Exhibits
         --------

                  N/A



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                                    SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BioSecure Corp.
                                                 (Registrant)



Dated: May 19, 2003                              By: s/s Fred G. Luke
                                                     ---------------------------
                                                     Name:  Fred G. Luke
                                                     Title: President










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